EXHIBIT 32.1

CERTIFICATION OF THE INTERIM PRINCIPAL EXECUTIVE OFFICER
AND INTERIM PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of M2 nGage Group, Inc., (the "Company") on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Broderick, the Interim Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2016	By:	/s/ Christopher Broderick
	Name:	Christopher Broderick
	Title:	Chief Operating Officer
(Interim Principal Executive Officer, Interim Principal Financial Officer and Interim Principal Accounting Officer)